CLAYMORE EXCHANGE-TRADED FUND TRUST 2

                    Claymore/Delta Global Shipping Index ETF

Supplement to the currently effective Prospectus and Statement of Additional Information (the "SAI") for the above listed Fund:

Claymore/Delta Global Shipping Index ETF (the "Fund"), a separate series of the Claymore Exchange-Traded Fund Trust 2 (the "Trust"), will be closed to new investment on April 28, 2010. The Fund will be liquidated on or about April 28, 2010. Shareholders of record remaining on April 28, 2010 will receive cash at the net asset value of their shares as of the liquidation date which will include any capital gains and dividends as of that date. April 27, 2010 will be the last day of trading in the Fund on the NYSE Arca, Inc. (the "NYSE Arca"). The NYSE Arca will halt trading in the Fund before the open of trading on April 28, 2010.

The Fund has not been able to reach a quorum for a shareholder meeting to vote on the approval of a new advisory agreement between the Trust and Claymore Advisors, LLC ("Claymore Advisors") following the change in control stemming from the acquisition of Claymore Group Inc. by Guggenheim Partners, LLC in October 2009. The allowable period for such approval has expired and Claymore Advisors will thus not be able to serve as the Fund's investment adviser without such approval. Accordingly, the Fund's Board of Trustees determined that closing and liquidating the Fund was in the best interests of the Fund and the Fund's shareholders.

Shareholders can call 1-888-949-3837 for additional information.

                      Claymore Exchange-Traded Fund Trust 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               Please Retain This Supplement for Future Reference


April 27, 2010